UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 11, 2014

WORLD FUEL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	1-9533 (Commission File Number)	59-2459427 (I.R.S. Employer Identification No.)

9800 N.W. 41st Street, Suite 400 Miami (Address of principal executive offices)	33178 (Zip Code)

Registrant’s telephone number, including area code: (305) 428-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2014, World Fuel Services Corporation (the “Company”) announced that, assuming their re-election to the Board of Directors (the “Board”) at the 2014 annual meeting of shareholders (the “2014 Annual Meeting”), Paul H. Stebbins will step down as Executive Chairman of the Board immediately after the 2014 Annual Meeting (the “Effective Time”) and the Board will appoint Michael J. Kasbar to the position of Chairman of the Board in addition to his role as President and Chief Executive Officer of the Company. Mr. Stebbins will continue to serve as a member of the Board and, commencing on January 1, 2015, will serve as a non-employee director following his retirement as an employee of the Company.

In connection with this transition, on April 11, 2014, the Company and Mr. Stebbins amended the employment agreement between the Company and Mr. Stebbins, dated as of March 14, 2008, as previously amended, in order to reflect (i) the non-renewal of the employment agreement after the expiration date of the current term on January 1, 2015, and (ii) the change in Mr. Stebbins’ title as a result of his stepping down as Executive Chairman of the Board, effective as of the Effective Time.

In addition, on April 11, 2014, the Company and Mr. Kasbar amended the employment agreement between the Company and Mr. Kasbar, dated as of March 14, 2008, as previously amended, in order to change his title to Chairman, President and Chief Executive Officer of the Company, effective as of the Effective Time.

The description of the amendments to Messrs. Stebbins’ and Kasbar’s employment agreements is qualified in its entirety by the full text of such amendments, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure

On April 11, 2014, the Company issued a press release announcing that, effective as of the Effective Time, (i) Paul H. Stebbins will step down as Executive Chairman of the Board and (ii) Michael J. Kasbar will assume the position of Chairman of the Board in addition to his role as President and Chief Executive Officer of the Company.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information and the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing.

Item 9.01.  Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit No.	Description

10.1	Amendment No. 2, dated April 11, 2014, to Agreement between World Fuel Services Corporation and Paul H. Stebbins.

10.2	Amendment No. 3, dated April 11, 2014, to Agreement between World Fuel Services Corporation and Michael J. Kasbar.

99.1	Press Release, dated April 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 11, 2014	World Fuel Services Corporation

/s/ R. Alexander Lake
R. Alexander Lake
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2, dated April 11, 2014, to Agreement between World Fuel Services Corporation and Paul H. Stebbins.

10.2	Amendment No. 3, dated April 11, 2014, to Agreement between World Fuel Services Corporation and Michael J. Kasbar.

99.1	Press Release, dated April 11, 2014.